EXHIBIT 99.5



GSRPM 2003-02
DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

POOL=FIXED LOANS

CURRENT PRINCIPAL    NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
BALANCE               MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
$0 - $25,000               193           $  3,777,345          4.56     11.42        605   $     19,572            35.6           52
$25,001 - $50,000          562           $ 20,828,032         25.16     11.36        594   $     37,061           58.85           62
$50,001 - $75,000          311           $ 18,997,174         22.95     10.85        582   $     61,084           73.14           63
$75,001 - $100,000         160           $ 13,803,862         16.67     10.14        593   $     86,274           75.22           53
$100,001 - $150,000        116           $ 13,926,691         16.82      9.95        577   $    120,058           80.33           58
$150,001 - $200,000         40           $  6,788,165           8.2     10.08        577   $    169,704           80.55           47
$200,001 - $250,000         15           $  3,324,413          4.02     10.15        574   $    221,628           80.83           51
$250,001 - $300,000          2           $    579,736           0.7      8.45        541   $    289,868           93.74           19
$300,001 - $450,000          2           $    762,402          0.92     11.03        543   $    381,201            66.3           88
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58




GSRPM 2003-02
DISTRIBUTION BY CURRENT RATE

POOL=FIXED LOANS

CURRENT              NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
RATE                  MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
Below 7.00%                  5           $    505,125          0.61      6.45        585   $    101,025           86.23           27
7.00- 7.49%                 28           $  2,496,400          3.02       7.2        630   $     89,157           83.89           21
7.50- 7.99%                 28           $  2,999,892          3.62      7.73        580   $    107,139           88.59           29
8.00- 8.49%                 37           $  3,393,212           4.1      8.27        622   $     91,708              89           22
8.50- 8.99%                 74           $  6,179,439          7.46      8.67        600   $     83,506           85.64           30
9.00- 9.49%                 30           $  2,288,386          2.76      9.18        562   $     76,280           82.26           37
9.50- 9.99%                 79           $  5,123,728          6.19      9.77        574   $     64,857           68.18           57
10.00-10.49%               126           $  7,973,176          9.63     10.25        600   $     63,279           67.82           71
10.50-10.99%               327           $ 17,880,151          21.6     10.79        598   $     54,679           59.28           59
11.00-11.49%               179           $  9,620,345         11.62      11.2        575   $     53,745           70.82           70
11.50-11.99%               198           $ 11,191,012         13.52     11.72        572   $     56,520           70.18           72
12.00-12.49%                86           $  4,771,631          5.76      12.2        574   $     55,484            69.6           70
12.50-12.99%                89           $  3,802,889          4.59     12.71        563   $     42,729           68.09           69
13.00-13.49%                45           $  1,878,990          2.27     13.22        556   $     41,755           67.76           68
13.50-13.99%                39           $  1,540,388          1.86     13.73        566   $     39,497           61.53           65
14.00% & Above              31           $  1,143,057          1.38     14.67        553   $     36,873           51.64           72
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58



GSRPM 2003-02
DISTRIBUTION BY LIEN

POOL=FIXED LOANS

LIEN                 NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
1                        1,164           $ 75,150,696         90.78     10.55        581   $     64,562           75.31           62
2                          237           $  7,637,124          9.22     11.43        629   $     32,224           21.92           16
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58





GSRPM 2003-02
DISTRIBUTION BY RATE ADJ PERIOD

POOL=FIXED LOANS

RATE ADJ PERIOD      NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
                         1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58






GSRPM 2003-02
DISTRIBUTION BY MONTHS TO RATE RESET

POOL=FIXED LOANS

MONTHS TO            NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
RATE RESET            MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
N/A                      1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58






GSRPM 2003-02
DISTRIBUTION BY NEXT CAP

POOL=FIXED LOANS

NEXT                 NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
CAP                   MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
                         1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58






GSRPM 2003-02
DISTRIBUTION BY LIFE MAXIMUM RATE

POOL=FIXED LOANS

LIFE                 NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
MAXIMUM RATE          MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
N/A                      1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58






GSRPM 2003-02
DISTRIBUTION BY MARGIN

POOL=FIXED LOANS

MARGIN               NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
N/A                      1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58






GSRPM 2003-02
DISTRIBUTION BY CURRENT AMORT TYPE

POOL=FIXED LOANS

CURRENT AMORT        NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
TYPE                  MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
FIXED                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58






GSRPM 2003-02
DISTRIBUTION BY AMORTIZATION

POOL=FIXED LOANS

AMORTIZATION         NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
10 YEAR AMORT               14           $    439,921          0.53      9.31        598   $     31,423           59.11           41
10 YEAR BALLOON              4           $    207,037          0.25     11.16        509   $     51,759           69.87           44
15 YEAR AMORT              264           $  9,188,857          11.1     11.14        614   $     34,806           47.23           57
15 YEAR BALLOON             86           $  5,398,944          6.52     11.06        553   $     62,778            77.8           64
30 YEAR AMORT            1,019           $ 66,851,398         80.75     10.52        585   $     65,605           73.14           58
30 YEAR BALLOON             14           $    701,663          0.85     11.29        574   $     50,119           61.44           59
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58






GSRPM 2003-02
DISTRIBUTION BY LOAN TYPE

POOL=FIXED LOANS

LOAN TYPE            NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
OVER 80 HAS MI              76           $  7,824,238          9.45       8.3        607   $    102,951           96.78           17
OVER 80 NO MI              302           $ 23,269,735         28.11     10.64        547   $     77,052           87.39           58
UNDER 80                 1,023           $ 51,693,848         62.44     10.98        600   $     50,532           58.74           64
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58






GSRPM 2003-02
DISTRIBUTION BY ZIP CODES

POOL=FIXED LOANS

ZIP CODES            NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
All O                    1,395           $ 82,027,088         99.08     10.63        586   $     58,801           70.32           58
30344                        2           $    244,206          0.29     10.44        535   $    122,103           81.38           47
48094                        1           $    233,167          0.28     10.62        498   $    233,167            74.5           46
30064                        1           $    166,581           0.2     10.45        550   $    166,581            87.8           52
20745                        1           $     93,684          0.11     10.62        833   $     93,684           76.17           84
93065                        1           $     23,095          0.03        13        676   $     23,095           11.26           79
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58






GSRPM 2003-02
DISTRIBUTION BY STATE

POOL=FIXED LOANS

STATE                NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
All Others                 701           $ 39,280,903         47.45     10.65        595   $     56,036           69.59           60
S. CALI                    145           $  9,256,740         11.18     10.48        606   $     63,840           61.75           63
Georgia                    106           $  6,773,207          8.18     11.04        570   $     63,898           77.46           69
N. CALI                     92           $  5,999,955          7.25      10.7        602   $     65,217           57.37           53
Florida                    101           $  5,403,447          6.53     11.07        571   $     53,499           71.42           63
Texas                       54           $  3,190,402          3.85      9.71        566   $     59,082           78.48           34
North Carolina              51           $  3,113,169          3.76     10.28        563   $     61,043           79.86           48
Ohio                        42           $  2,506,620          3.03     10.04        571   $     59,681           79.46           54
Pennsylvania                39           $  2,482,479             3     10.49        537   $     63,653           74.38           48
Tennessee                   29           $  1,827,715          2.21     10.61        544   $     63,025           80.83           47
Michigan                    20           $  1,552,269          1.87     10.89        545   $     77,613           75.92           38
Illinois                    21           $  1,400,915          1.69     10.88        562   $     66,710           84.67           47
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58






GSRPM 2003-02
DISTRIBUTION BY CURRENT LTV

POOL=FIXED LOANS

CURRENT LTV          NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
Below 50.00%               366           $ 12,299,293         14.86     11.16        639   $     33,605            27.6           41
50.01 - 60.00%             144           $  6,484,432          7.83     10.96        601   $     45,031           55.99           78
60.01 - 70.00%             242           $ 14,034,771         16.95     11.03        597   $     57,995           65.36           75
70.01 - 80.00%             281           $ 19,220,072         23.22     10.81        575   $     68,399           74.98           67
80.01 - 85.00%             122           $  8,772,521          10.6     10.87        547   $     71,906           82.36           62
85.01 - 90.00%             110           $  9,106,257            11     10.72        552   $     82,784           87.49           57
90.01 - 95.00%              47           $  4,449,935          5.38      9.99        553   $     94,679           93.06           40
95.01 - 100.00%             80           $  7,907,588          9.55      8.48        600   $     98,845           98.16           21
100.01 - 125.00%             9           $    512,952          0.62      8.99        532   $     56,995          110.56           72
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58






GSRPM 2003-02
DISTRIBUTION BY OCCUPANCY STATUS

POOL=FIXED LOANS

OCCUPANCY STATUS     NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
Owner Occupied           1,230           $ 73,709,862         89.03     10.55        583   $     59,927           70.96           55
Non Owner                  171           $  9,077,959         10.97     11.29        608   $     53,087           65.75           77
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58






GSRPM 2003-02
DISTRIBUTION BY PROPERTY TYPE

POOL=FIXED LOANS

PROPERTY TYPE        NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
Single Family              899           $ 53,623,161         64.77     10.65        573   $     59,648           71.49           56
Man Housing                196           $ 11,011,421          13.3     10.25        623   $     56,181           67.76           58
PUD                        136           $  7,174,084          8.67     11.06        590   $     52,751           64.06           69
2-4 Family                  58           $  5,201,282          6.28     10.65        614   $     89,677           72.11           57
Condo                       47           $  2,392,176          2.89     10.04        638   $     50,897            71.5           31
Unknown                     50           $  2,091,323          2.53     11.21        573   $     41,826           73.42           79
Townhouse                   10           $    736,086          0.89      9.99        531   $     73,609            83.2           58
MIXED USE                    5           $    558,288          0.67     11.63        643   $    111,658           48.21           81
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58






GSRPM 2003-02
DISTRIBUTION BY CREDIT SCORE

POOL=FIXED LOANS

CREDIT SCORE         NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
N/A                         21           $  1,074,081           1.3     11.09              $     51,147           71.07           69
400-479                     67           $  4,784,156          5.78     11.05        464   $     71,405           77.49           55
480-499                    117           $  8,352,063         10.09     10.61        491   $     71,385           80.57           60
500-519                    128           $  7,302,911          8.82     11.04        510   $     57,054           77.28           59
520-539                    139           $  8,829,203         10.66     10.79        531   $     63,519           73.86           62
540-559                    132           $  8,647,730         10.45     10.82        550   $     65,513           77.78           63
560-579                     84           $  4,997,406          6.04     10.92        569   $     59,493           71.62           64
580-599                     81           $  4,772,651          5.76     10.21        591   $     58,922           70.37           63
600-619                    129           $  6,945,958          8.39     10.46        611   $     53,845           64.49           51
620-639                    112           $  5,457,041          6.59     10.24        629   $     48,724           61.07           44
640-659                    101           $  5,151,187          6.22     10.62        650   $     51,002           58.72           46
660-679                     86           $  4,445,828          5.37     10.68        671   $     51,696           59.13           54
680-699                     54           $  3,156,699          3.81     10.34        691   $     58,457           70.19           57
700-719                     46           $  2,993,078          3.62     10.63        707   $     65,067           63.62           59
720-739                     39           $  2,276,699          2.75     10.09        728   $     58,377           65.01           58
740 & ABOVE                 65           $  3,601,132          4.35      9.88        767   $     55,402            60.5           67
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58






GSRPM 2003-02
DISTRIBUTION BY REMAINING MONTHS TO MATURITY

POOL=FIXED LOANS

REMAINING MONTHS     NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
TO MATURITY           MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
1 - 72 Mths                 17           $    512,503          0.62     11.83        555   $     30,147           56.46          101
73 - 84 Mths                13           $    572,602          0.69     10.22        557   $     44,046            72.6           59
85 - 96 Mths                51           $  1,692,647          2.04     11.68        635   $     33,189           46.25           88
97 - 108 Mths              167           $  6,507,339          7.86     11.14        604   $     38,966           60.83           78
109 - 120 Mths              12           $    601,528          0.73     11.37        525   $     50,127            77.5           65
121 - 180 Mths             139           $  7,154,025          8.64     10.87        565   $     51,468           60.82           36
181 - 240 Mths             169           $  6,110,422          7.38     10.95        615   $     36,156            33.7           20
241 - 300 Mths             563           $ 35,664,023         43.08     11.13        594   $     63,346           70.37           83
301 - 360 Mths             270           $ 23,972,731         28.96      9.49        567   $     88,788           86.98           28
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58






GSRPM 2003-02
DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY

POOL=FIXED LOANS

ORIGINAL MONTHS      NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
TO MATURITY           MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
0 - 120                     18           $    646,958          0.78       9.9        570   $     35,942           62.55           42
121 - 180                  350           $ 14,587,801         17.62     11.11        592   $     41,679           58.54           60
181 - 300                  197           $  7,811,056          9.44        11        597   $     39,650           42.56           26
301 - 360                  836           $ 59,742,006         72.16     10.47        583   $     71,462              77           62
TOTAL                    1,401           $ 82,787,820           100     10.63        586   $     59,092           70.39           58


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